EXHIBIT 24



                       Power of Attorney
                       -----------------


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned Principal Executive Officer, Principal Financial Officer, Principal Accounting Officer, officers and/or directors of UniSource Energy Corporation, an Arizona corporation, and Tucson Electric Power Company, an Arizona corporation, which corporations propose to file with the Securities and Exchange Commission an Annual Report on Form 10-K for the year ended December 31, 1997, under the Securities Exchange Act of 1934, as amended, does each for himself and not for one another, hereby constitute and appoint Ira R. Adler, Dennis R. Nelson and Karen G. Kissinger and each of them, his true and lawful attorneys, in his name, place and stead, to sign his name to said proposed Annual Report on Form 10-K and any and all amendments thereto, and to cause the same to be filed with the Securities and Exchange Commission, it being intended to grant and hereby granting to said attorneys, and each of them, full power and authority to do and perform any act and thing necessary and proper to be done in the premises as fully and to all intents and purposes as the undersigned could do if personally present; and each of the undersigned for himself hereby ratifies and confirms all that said attorneys, or any one of them, shall lawfully do or cause to be done by virtue hereof.


     IN WITNESS WHEREOF, each of the undersigned has hereunto set their hand as of the 2nd day of March, 1998.


      Charles E. Bayless                    Elizabeth T. Bilby
--------------------------------        ------------------------------
Charles E. Bayless                       Elizabeth T. Bilby, Director
Principal Executive Officer
And Chairman of the Board of
Directors

     Ira R. Adler                             Jose L. Canchola
--------------------------------        -------------------------------
Ira R. Adler                             Jose L. Canchola, Director
Principal Financial Officer

   Karen G. Kissinger                          John L. Carter
--------------------------------        ------------------------------
Karen G. Kissinger                       John L. Carter, Director
Principal Accounting Officer

                                                John A. Jeter
                                        ------------------------------
                                         John A. Jeter, Director


                                           R. B. O'Reilly
                                        ------------------------------
                                         R. B. O'Reilly, Director


                                             Martha R. Seger
                                        ------------------------------
                                         Martha R. Seger, Director


                                             Donald G. Shropshire
                                        ------------------------------
                                         Donald G. Shropshire, Director


                                               H. Wilson Sundt
                                        ------------------------------
                                          H. Wilson Sundt, Director